SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2003

                            ASTEA INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-26330                   23-2119058
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

Exhibit 99 Press Release dated May 13, 2003.

ITEM 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On May 13, 2003, Astea International Inc. reported the results for the three-months ended March 31, 2003 which are set forth in the press release in an Exhibit hereto.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASTEA INTERNATIONAL INC.

Date: May 13, 2003                     By: /s/Zack B. Bergreen
                                           -------------------------------------
                                           Zack B. Bergreen
                                           President and Chief Executive Officer

                                       By: /s/Fredric Etskovitz
                                           -------------------------------------
                                           Fredric Etskovitz
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

99                         Press Release dated May 13, 2003